KraneShares Trust

MPS Thomson Reuters Venture Capital Fund

Summary Prospectus | August 1, 2015

Institutional Class: MIVCX
A Class: MAVCX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.mpsfunds.com. You can also get this information at no cost by calling 1-866-995-2726, by sending an e-mail request to mpsfunds@seic.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, each dated August 1, 2015, and as each may be amended or supplemented from time to time, are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.

MPS Thomson Reuters Venture Capital Fund

Investment Objective

The MPS Thomson Reuters Venture Capital Fund (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price performance of a specific benchmark designed to track the performance of the U.S. venture capital industry. The Fund’s current benchmark is the Thomson Reuters Venture Capital Index (the “Underlying Index”).

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

	Institutional Class Shares	A Class Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	0.00%	5.25%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%	0.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a percentage of offering price)	0.00%	0.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%
Distribution and Shareholder Service (12b-1) Fees	None	0.25%
Other Expenses(1)	4.67%	4.87%
Total Annual Fund Operating Expenses	5.92%	6.37%
Less Fee Waiver and/or Expense Reimbursement(2)	(4.42)%	(4.62)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	1.50%	1.75%

(1)	“Other Expenses” are based on estimated amounts for the current fiscal year.
(2)	Krane Funds Advisors, LLC (the “Adviser”) has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to keep the Fund’s net operating expenses (excluding taxes, leverage interest, brokerage costs, dividends and interest on securities sold short, Acquired Fund Fees and Expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation and indemnification expenses (“Excluded Expenses”)) from exceeding 1.50% and 1.75% of the Fund’s average daily net assets of the Institutional Class Shares and A Class Shares, respectively, until July 31, 2016. This Agreement may be terminated at any time and for any reason at the sole discretion of the Fund’s Board of Trustees. The Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement includes Excluded Expenses and, thus, from time to time may be higher than 1.50% and 1.75% for the Institutional Class Shares and A Class Shares, respectively. The Adviser is entitled to reimbursement by the Fund of fees waived and/or expenses reimbursed during any of the preceding three fiscal years, so long as such reimbursement would not cause the Fund to exceed its expense limitation.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell (redeem) all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years
A Class Shares	$694	$1,923
Institutional Class Shares	$153	$1,367

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes

MPS Thomson Reuters Venture Capital Fund

when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the period from October 1, 2014 to March 31, 2015, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the performance of the Underlying Index. The Underlying Index seeks to replicate the aggregate gross performance of the U.S. venture capital industry by measuring the returns of a theoretical dynamic portfolio of liquid, publicly traded equity securities and derivative instruments designed to generate returns representative of more than 7,500 individual U.S. venture capital-funded private companies in the aggregate. The components of the theoretical dynamic portfolio are derived from a proprietary econometric model developed by DSC Quantitative Group, LLC (“DSC”).

In seeking to track the equity portion of the Underlying Index, the Fund invests in a wide range of liquid, publicly traded equity securities that are either components of the theoretical portfolio or determined by the Sub-Adviser to have substantially similar risk and return characteristics as the components of the theoretical portfolio. The Fund also expects to enter into borrowing transactions (principally a line of credit) to obtain additional exposure to the returns of the equity portion of the Underlying Index. The Fund invests in total return swap agreements designed to provide exposure to the returns of the derivatives portion of the Underlying Index. The Sub-Adviser expects to use a representative sampling indexing strategy to seek to track the Underlying Index. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities and financial instruments with economic characteristics that in the aggregate should perform similarly to U.S. venture capital industry.

The Fund’s swap agreements and borrowing transactions will create leverage in the Fund’s portfolio. To comply with Securities and Exchange Commission (“SEC”) guidance, the Fund generally will be required to segregate or earmark liquid assets or enter into offsetting positions to cover its derivatives positions. The Fund also may invest in other investment companies, including exchange traded funds (“ETFs”), to gain exposure to the returns of the Underlying Index.

The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is so concentrated. As of June 30, 2015, the Underlying Index has significant exposure to the industries within the technology and healthcare sectors. On a day-to-day basis, the Fund may hold U.S. government securities and cash equivalents to collateralize its derivative positions and borrowings.

Principal Risks

As with all mutual funds, a shareholder of the Fund is subject to the risk that his or her investment could lose money. The Fund may not achieve its investment objective and an investment in the Fund is not by itself a complete or balanced investment program. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

Borrowing Risk.  Borrowing may exaggerate changes in the Fund’s NAV and in the return on its holdings by creating leverage. Borrowing involves interest expenses and other fees. The costs of borrowing may reduce the Fund’s returns and may cause it to liquidate positions to satisfy its obligations when it may not be advantageous to do so.

Concentration Risk.  To the extent the Fund’s assets are concentrated in a particular industry or group of industries (because the Underlying Index is concentrated in that industry or group of industries), the Fund will be susceptible to loss due to adverse occurrences affecting that industry or group of industries to a greater extent than if the Fund’s assets were invested in a wider variety of industries.

Counterparty Credit Risk.  The Fund may invest in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund’s use of such financial instruments, including swap

MPS Thomson Reuters Venture Capital Fund

agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund is exposed to the risk that a counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to an agreement with the counterparty. If the counterparty becomes bankrupt or defaults on its payment obligations to the Fund, the Fund may not receive the full amount it is entitled to receive. If this occurs, the value of your shares in the Fund will decrease.

Derivatives Risk.  The Fund’s investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, lack of availability and counterparty credit risk. Derivative investments may not have the intended effect and may result in losses or missed opportunities. The Fund could lose more than the principal amount invested.

Equity Securities Risk.  An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. Equity securities are subject to volatile changes in value and their values may be more volatile than other asset classes.

Investment in Investment Companies Risk.  The Fund may invest in shares of other investment companies, including ETFs. As a result, the Fund will indirectly be exposed to the risks of investments by such funds. Moreover, the Fund will incur its pro rata share of the underlying investment companies’ expenses.

Leverage Risk.  The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if it had not been leveraged. Leverage may magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with the assets held by the Fund resulting in increased volatility in the value of the Fund’s portfolio. While the use of leverage has the potential to produce greater gains, it also may result in greater losses. The Fund’s borrowing transactions and investments in swap agreements are subject to limits on leverage imposed by the Investment Company Act of 1940 (“1940 Act”) and related SEC guidance.

Liquidity Risk.  In certain circumstances, it may be difficult for the Fund to purchase and sell particular derivative investments within a reasonable time at a fair price. While the Fund intends to invest in liquid swap contracts and other derivatives, under certain market conditions, it may be difficult or impossible for the Fund to liquidate such investments. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Adviser may be required to fair value the investments.

Management Risk.  Because the Fund may not fully replicate the Underlying Index, the Fund is subject to management risk. This is the risk that the Sub-Adviser’s security selection process, which is subject to a number of constraints, may not produce the intended results.

Market Risk.  The values of securities in the Underlying Index could decline generally or could underperform other investments. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve and/or other government actors, such as increasing interest rates, could cause increased volatility in global financial markets and higher levels of Fund redemptions, which could have a negative impact on the Fund.

Passive Investment Risk.  The Fund is not actively managed and therefore may not sell a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Underlying Index. Because the Fund will use a representative sampling approach, it may result in it holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held more of the securities in the Underlying Index.

Tracking Error Risk.  The Fund’s return may not match or achieve a high degree of correlation with the return of the Underlying Index.

Venture Capital Investing.  The Fund seeks to generate returns that mimic the returns of the U.S. venture capital industry as measured by the Underlying Index. Venture capital is a type of equity financing that addresses the funding needs of entrepreneurial companies that for reasons of size, assets, and stage of development cannot seek capital from more traditional sources, such as public markets and banks. Because investing in new or very early companies inherently carries a high degree of risk, including the risk that a company will fail, the returns of the venture capital industry are generally subject to greater volatility than the

MPS Thomson Reuters Venture Capital Fund

returns of more established publicly traded companies. As a result, the Fund’s returns also may experience greater volatility than a direct or indirect investment in more established public companies.

Performance Information

The Fund has not yet had a full calendar year of performance. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included in this Prospectus that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s return based on net assets and comparing the variability of the Fund’s return to a broad measure of market performance.

Management

Investment Adviser and Sub-Adviser

MPS Funds LLC (the “Adviser”) serves as the investment adviser to the Fund. Index Management Solutions, LLC (the “Sub-Adviser”) serves as the investment sub-adviser to the Fund.

Portfolio Managers

Justin Lowry and Sean Reichert, Portfolio Managers of the Sub-Adviser, have had responsibility for trading the Fund’s portfolio securities since the Fund’s inception.

Purchase and Sale of Fund Shares

To purchase A Class Shares of the Fund for the first time, you must invest at least $2,500 ($1,000 for individual retirement accounts (“IRAs”)). Your subsequent investments in the Fund must be made in amounts of at least $100. Systematic planned contributions are required to be at least $100. To purchase Institutional Class Shares of the Fund for the first time, you must invest at least $1,000,000. There is no minimum for subsequent investments. The Fund reserves the right to waive the minimum initial investment amount required for investment in A Class Shares or Institutional Class Shares in its sole discretion with or without notice to you.

If you directly own your shares, you may sell your shares on any day that the New York Stock Exchange (“NYSE”) is open for business (a “Business Day”) by contacting the Fund directly by mail at MPS Funds, P.O. Box 219611, Kansas City, Missouri 64121-9611 (Express Mail Address: c/o DST Systems, Inc., 430 W. 7th Street, Kansas City, Missouri 64105) or by telephone at 1.866.995.2726.

If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to sell your shares. Accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and account balance requirements, which may be different than the amounts above. In addition, your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

Tax Information

The Fund’s distributions are generally taxable as ordinary income, qualified dividend income or capital gains (or a combination).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund’s shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund’s shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.